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                                                                   Exhibit 10.2

                              ASSIGNMENT AGREEMENT
                              --------------------

          THIS ASSIGNMENT AGREEMENT (the "Agreement") is made as of April 22, 2002 (the "Effective Date"), by and among Pioglobal Forest, L.L.C., a Delaware, USA limited liability company (the "Company") and FM, LLC, a Delaware , USA limited liability company ("FM LLC"). The Company and FM LLC are collectively referred to herein as the "Parties" and each individually as a "Party".

                                   WITNESSETH

         WHEREAS, pursuant to an Assignment Agreement dated as of November 16, 2001 between FM LLC and PIOGlobal Corporation, PIOGlobal Corporation assigned all of its right title and interest in and to a certain Services Agreement, dated as May 14, 2001, between PIOGlobal Corporation and Turner Equipment Services (the "Services Agreement");

          WHEREAS, FM LLC desires to assign to the Company, as of the effective date hereof, all of FM LLC's right, title and interest in and to the Services Agreement; and

         WHEREAS, the Company desires to accept the foregoing assignment and to assume, as of the effective date hereof, all liabilities, obligations, claims, costs and expenses of FM LLC arising under the Services Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto covenant and agree as follows:

1. FM LLC hereby irrevocably assigns, transfers, conveys and surrenders to the Company all of FM LLC's right, title and interest in and to the Consulting Agreements and all benefits and rights relating thereto, as well as all of FM LLC's liabilities and obligations arising under the Services Agreement to the extent arising in respect of periods from and after the Effective Date.

2. The Company hereby accepts the foregoing assignment and assumes, as of the Effective Date, all liabilities, obligations, claims, costs and expenses of FM LLC arising under the Services Agreement in respect of the period from and after the Effective Date, and hereby agrees to pay, perform and discharge all of the liabilities and obligations and observe all of the covenants therein contained to be performed, paid, discharged or observed by FM LLC to the extent arising in respect of periods from and after the Effective Date.

3. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

4. Each of the Parties agrees to promptly execute and deliver such other instruments as

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         may be necessary to carry out the purposes and intent of this Agreement or reasonably requested by the other Party to perfect or evidence its rights hereunder.

5. This Agreement shall be governed and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

6. The Parties shall use their best efforts to resolve all disputes and controversies arising under this Agreement through negotiations. If the Parties cannot resolve a dispute through negotiations within 30 (thirty) calendar days from the commencement of efforts to resolve the dispute, the Parties shall refer the dispute to an arbitrator in Boston, Massachusetts, USA in accordance with the Rules of the American Arbitration Association. An award of the arbitrator shall be enforceable at any court of competent jurisdiction and shall be final and binding on all Parties.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and same instrument, binding on all Parties, and the signature of any Party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers or agents, effective as of the date first above written.

                                            PIOGLOBAL FOREST, L.L.C.

                                            By:  /s/ Stephen G. Kasnet
                                                -----------------------------
                                            Its: President

                                            FM, LLC

                                            By:  /s/ Donald H. Hunter
                                                -----------------------------
                                            Its: Vice President and Treasurer

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